POINTE COMMUNICATIONS CORPORATION
                                NOTE AND WARRANT
                               PURCHASE AGREEMENT
                               ------------------


     THIS AGREEMENT is made as of February 2, 1999, between Pointe Communications Corporation, a Nevada corporation (the "Company") and Gibralt US, Inc., a Colorado corporation (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 4 hereof.

     On  the  date  hereof, the Purchaser has loaned the Company $2 million (the
"Loan") for which the Company issued a note ("Note") and granted a security interest to the Purchaser. The Note is secured by all the assets of the company. It is also secured by a third party pledge of shares of the Companys common stock. In connection therewith and in partial consideration therefor, the parties are entering into this Agreement.

     The  parties  hereto  agree  as  follows:

     Section  1.     Authorization  and  Closing.
                     ---------------------------

     1A.     Authorization of the Note and Warrant.  The Company shall authorize
             -------------------------------------
the issuance of the Note and the warrant to the Purchaser (the "Warrant") to purchase 760,000 shares of its Common Stock, par value $.00001 per share (the "Common Stock").

     1B.     Issuance  of  the  Note  and the Warrant; Fee.  At the Closing, the
             ---------------------------------------------
Company shall issue to Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company the Note and Warrant in consideration of Purchaser's agreement to make the Loan to the Company pursuant to the Note. The Company shall pay Purchaser at Closing a Loan fee in the amount of $80,000.00.

     1C.     The  Closing.  The closing of the Loan and the issuance of the Note
             ------------
and Warrant (the "Closing") shall take place at the offices of Cushing, Morris, Armbruster & Jones, LLP at 10:00 a.m. on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall deliver to Purchaser the Note and Warrant to be issued to such Purchaser, registered in such Purchaser's or its nominee's name, and Purchaser shall make the Loan.

     Section  2.  Covenants.
                  ---------

     2A.     Financial  Statements  and  Other  Information.  The  Company shall
             ----------------------------------------------
deliver to Purchaser so long as such Purchaser holds the Note, any Underlying Common Stock or any other security of the Company:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated state-ments of income and cash flows of the Company and its Subsid-iaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Com-pany's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals and shall be certified by the Com-pany's chief financial officer;

          (ii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or direc-tors file with respect to the Company, with the Securi-ties and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available gen-erally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

          (iii) with reasonable promptness, such other infor-mation and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 2A may reasonably request.

Each of the financial statements referred to above shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole.

     2B.     Inspection  of  Property.  The  Company  shall  permit  any
             ------------------------
representatives designated by Purchaser (so long as such Purchaser holds any Underlying Common Stock), upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) dis-cuss the affairs, finances and accounts of any such corpora-tions with the directors, officers, key employees and inde-pen-dent accountants of the Company and its Subsidiaries. The presentation of an executed copy of this Agreement by Purchaser or any holder of Underlying Common Stock to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

     2C.     Attendance at Board Meetings.  The Company shall give Purchaser (so
             ----------------------------
long as such Purchaser holds any Underlying Common Stock) written notice of each quarterly meeting of its board of directors and each regularly scheduled committee meeting thereof at the same time and in the same manner as notice is given to the directors (which notice shall be promptly confirmed in writing to each such Person), and the Company shall permit a representative of each such Person to attend as an observer all quarterly meetings of its board of directors and all committees thereof; provided, however, that in the event the board of directors or any committee thereof reasonably determines that an executive session is appropriate under the circumstances, the board of directors or such committee may excuse the observer from any such executive session. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the direc-tors. If the Company pro-poses to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to each such Person prior to the effective date of such consent describing in reasonable detail the nature and substance of such action.

     2D.     Current  Public  Information.  The  Company  shall file all reports
             ----------------------------
required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

     2E.     SBIC  Regulatory  Provisions.
             ----------------------------

     (i) Within 75 days after the date hereof and at the end of each month thereafter until all of the proceeds from the Loan and the exercise of the Warrants have been used by the Company and its Subsidiaries, the Company shall deliver to Purchaser a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the loan reflected by the Note by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant Purchaser and the United States Small Business Administration (the "SBA") access to the Company's records for the purpose of verifying the use of such proceeds.

          (ii) Upon the occurrence of a Regulatory Violation or in the event that Purchaser determines in its reasonable good faith judgment that a Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled as a holder of the Note or the Underlying Common Stock (whether under this Agreement, the Certificate of Incorporation or otherwise), Purchaser shall have the right to the extent required under the SBIC Regulations to demand the immediate repayment of the Loan and repurchase of all Underlying Common Stock owned by Purchaser at a price equal to the purchase price paid for such securities hereunder (plus accrued but unpaid interest on the Note) by delivering written notice of such demand to the Company. The Company shall pay the purchase price for such stock by a cashier's or certified check or by wire transfer of immediately available funds to Purchaser demanding repurchase within 30 days after the Company's receipt of the demand notice, and upon such payment, Purchaser shall deliver the certificates evidencing the Underlying Common Stock to be repurchased duly endorsed for transfer or accompanied by duly executed forms of assignment.

     (iii)     For  purposes  of  this  paragraph, "Regulatory Violation" means,
                                                    --------------------
with respect to Purchaser providing Financing under this Agreement, (a) a diversion of the proceeds of such Financing from the reported use thereof on the use of proceeds statement delivered by the Company on SBA Form 1031 delivered at the Closing, if such diversion was effected without obtaining the prior written consent of Purchaser (which may be withheld in its sole discretion) or (b) a change in the principal business activity of the Company and its Subsidiaries to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the date of the initial Financing hereunder; "SBIC Regulations" means the Small business Investment Act of 1958
             -----------------
and the regulations issued thereunder as set forth in 13 CFR 107 and 121, as amended; and the term "Financing" shall have the meaning set forth in the SBIC
                         ---------
Regulations.

     2F.     Piggyback  Registrations.
             ------------------------

               (a)     Right  to  Piggyback.  Whenever  the  Company proposes to
                       --------------------
register any of its securities (either as a primary issuance or an S-3 or similar secondary offering) under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all
 -----------------------
holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Companys notice.

               (b)     Piggyback  Expenses.  The  registration  expenses  of the
                       -------------------
holders of Registrable Securities (not including brokers commissions) shall be paid by the Company in all Piggyback Registrations.

               (c)     Priority  on  Registrations.  If a Piggyback Registration
                       ---------------------------
is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability  of  the  offering, the Company shall include in such registration
(i)  first,  the  securities  the  Company  proposes  to  sell, (ii) second, the
     -----                                                           ------
Registrable Securities and other securities held by other third parties requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares owned by each such holder, and
(iii)  third,  other  securities  requested to be included in such registration.
       -----

               (d)     Other Registrations.  If the Company has previously filed
                       -------------------
a registration statement with respect to Registrable Securities pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days have elapsed from the effective date of such previous registration.

     2G.     Reservation  of  Common  Stock.  The  Company  shall  at  all times
             ------------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrant, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

     2H.     Public Disclosures.  The Company shall not, nor shall it permit any
             ------------------
Subsidiary to, disclose Purchaser's name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent juris-diction, in which case prior to making such disclosure the Company shall give written notice to such Purchaser describing in reason-able detail the proposed content of such disclosure and shall permit the Purchaser to review and comment upon the form and substance of such disclosure.

     2I.     Preemptive  Rights.
             ------------------

     (a) Until the Note is paid in full, Purchaser shall have the following preemptive rights: except for issuances of Common Stock (i) to the Company's employees pursuant to existing options or warrants, (ii) upon the conversion of the Warrant or other warrants or options outstanding as of the date hereof, or granted within the next 90 days or as a part of the contemplated CS First Boston/Breckenridge financing, (iii) in connection with the acquisition of another company or business, (iv) pursuant to a public offering registered under the Securities Act, if the Company authorizes the issuance or sale of any shares of Common Stock, preferred stock or any securities (other than those described in (i) through (iii) above) containing options or rights to acquire any shares of Common Stock or preferred stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Underlying Common Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Under-lying Common Stock held by such holder by (2) the sum of the total number of shares of Underlying Common Stock and the number of shares of Common Stock outstanding which are not shares of Under-lying Common Stock. Each holder of Underlying Common Stock shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons. The purchase price for all stock and securities offered to the holders of the Underlying Common Stock shall be payable in cash or, to the extent otherwise required hereunder, notes issued by such holders.

     (b) In order to exercise its purchase rights hereunder, a holder of Underlying Common Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder, together with payment of the purchase price therefor and such subscription and other documents as are a part of such offering.

     (c) Upon the expiration of the offering period described above, the Company shall be entitled to sell such stock or securities which the holders of Underlying Common Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Underlying Common Stock pursuant to the terms of this paragraph.

     Section 3     Representations and Warranties of the Company.  As a material
                   ---------------------------------------------
inducement to the Purchaser to enter into this Agreement to make the loan reflected by the Note and purchase the Warrant hereunder, the Company hereby represents and warrants that:

     3A.     Organization,  Corporate  Power  and  Licenses.  The  Company  is a
             ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to issue the Note and carry out the other transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchasers' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     3B.     Authorization;  No Breach.  The execution, delivery and performance
             -------------------------
of this Agreement, the Warrant, the Note, the Security Agreement and all other agree-ments contemplated hereby to which the Company is a party, have been duly authorized by the Company. This Agreement, the Warrant, the Note, the Security Agreement and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obliga-tion of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Warrant, the Note, the Security Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Note and the Warrant hereunder, the issuance of the Common Stock upon exer-cise of Warrant, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidi-ary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authoriza-tion, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is sub-ject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

     3C.     No  Material  Adverse Change.  Since the date of the Company's last
             ----------------------------
Form 10-Q filed with the SEC, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, value, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole. The financial statements included with the Company's last Form 10-Q filed with the SEC are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied and, except as set forth or reflected in such financial statements, the Company has no other liabilities of any material nature, except those incurred since the date of such financial statements in the normal course of the Company's business and except as otherwise disclosed to Purchaser in writing.

     3D.     Small  Business  Matters.  [Intentionally  Omitted].
             ------------------------

     3E.     Disclosure.  There  is  no fact which the Company has not disclosed
             ----------
to the Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be expected to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company and its Subsidiaries taken as a whole.

     3F.     Reports with the Securities and Exchange Com-mis-sion.  The Company
             -----------------------------------------------------
has furnished the Purchaser with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders. Such reports and filings do not contain any material false statements or any misstatement of any material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading. The Company has made all filings with the Securities and Exchange Commission which it is required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph. The Company currently meets and shall continue to meet all SEC and other regulatory requirements necessary in order to register the Registrable Securities using Form S-3.

     Section  4   Definitions.
                  -----------

          4A.     Definitions.  For  the  purposes  of  this  Agreement,  the
                  -----------
following  terms  have  the  meanings  set  forth  below:

     "Affiliate"  of  any  particular Person means any other Person controlling,
      ---------
controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

     "Registrable  Securities"  means  (i)  any  Common  Stock  issued  upon the
      -----------------------
exercise of any Warrants issued pursuant to this Agreement and any shares of the Company's common stock which the Purchaser instructs to be sold as a result of foreclosure or other enforcement remedies pursuant to the Securities Pledge Agreement between Star Insurance Company (Cayman) Limited and Purchaser of even date herewith, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company. For the purposes of this Agreement, a Person shall be deemed a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

     "Securities  Act"  means  the  Securities  Act  of 1933, as amended, or any
      ---------------
similar  federal  law  then  in  force.

     "Securities  and  Exchange  Commission"  includes  any governmental body or
      -------------------------------------
agency  succeeding  to  the  functions  thereof.

     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
      -------------------------
amended,  or  any  similar  federal  law  then  in  force.

     "Underlying  Common  Stock"  means  (i) the Common Stock issued or issuable
      -------------------------
upon exercise of the Warrants and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds the Warrant shall be deemed to be the holder of the Underlying Common Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restric-tion or limitation on the exercise of the Warrant, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock here-under. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registra-tion statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any Subsidiary.

5     Miscellaneous.
      -------------

               5A.     Expenses.  The  Company shall pay, and hold Purchaser and
                       --------
all holders of Under-lying Common Stock harmless against liability for the payment of, (i) the reasonable fees and expenses of their special counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transac-tions contemplated by this Agreement which shall be payable at the Closing or, if the Closing does not occur, payable upon demand, (ii) the reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effec-tive) under or in respect of this Agreement, the agreements contemplated hereby, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Common Stock issuable upon exercise of the Warrants, (iv) the reason-able fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the agreements contem-plated hereby, and the Warrants and (v) the reasonable fees and expenses incurred by each such Person in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person, and (vi) the reasonable fees and expenses incurred by any such Person in connection with any transaction, claim or event which such Person believes affects the Company and as to which such Person seeks advice of coun-sel.

     5B.     Remedies.  Each  holder of the Note or the Under-lying Common Stock
             --------
shall have all rights and remedies set forth in this Agreement, and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     5C.     Survival  of  Representations and Warranties.  All repre-sentations
             --------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

     5D.     Successors  and  Assigns.  Except  as  otherwise expressly provided
             ------------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's bene-fit as a purchaser or holder of the Note, the Warrants or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Note, Warrants or such Underlying Common Stock.

     5E.     Severability.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effec-tive and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     5F.     Counterparts.  This  Agreement  may be executed simul-tane-ously in
             ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counter-parts taken together shall constitute one and the same Agreement.

     5G.     Descriptive Headings; Interpretation.  The descrip-tive headings of
             ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

5H     Registration  of  Pledged  Shares.  The  Company  agrees that, as soon as
       ---------------------------------
reasonably possible after written demand by Purchaser, the Company shall file an S-3 registration statement for any shares of Company common stock which Purchaser may sell or acquire title to resulting from a foreclosure or other enforcement of that Securities Pledge Agreement of even date herewith between Purchaser and Star Insurance Company (Cayman) Limited, such S-3 registration to be in compliance with the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto, and the Company shall take such steps to maintain the effectiveness of such registration for a period of six months. Purchaser shall cooperate with the Company in providing all information necessary for such registration and shall indemnify the Company and its affiliates for any losses, claims, damages or liabilities arising out of or relating to any false or misleading information furnished by Purchaser for use in connection with such registration. All expenses incurred by the Company in connection with such registration including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required hereby shall be borne by the Company, but Purchaser shall pay any and all bankers', brokers' or underwriters' discounts, fees, commissions and stock transfer taxes in connection with such transaction, as well as all fees and disbursements of counsel and other professionals retained by Purchaser.

     5I     Waivers,  Amendments,  Applicable  Law.  None  of  the  terms  or
            --------------------------------------
provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Company hereunder shall together with the rights and remedies of Purchaser hereunder, inure to the benefit of Purchaser and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Georgia, without giving effect to any applicable principles of conflicts of laws. THE
COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THE COMPANY MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE COMPANY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. THE COMPANY HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE COMPANY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT, AND THE COMPANY ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE, BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

     5J.     GOVERNING  LAW.  THE  CORPORATE  LAW  OF  THE STATE OF NEVADA SHALL
             --------------
GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCK-HOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUC-TION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF GEORGIA OR ANY OTHER JURIS-DICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF GEORGIA.

     *          *          *          *          *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              POINTE  COMMUNICATIONS  CORPORATION


                              By

                              Its






                              GIBRALT  US,  INC.

                              By

                              Its

                                 PROMISSORY NOTE
                                 ---------------

$2,000,000.00                                                February  2,  1999

          For value received, Pointe Communications Corporation, a Nevada corporation (the "Maker") promises to pay to the order of Gibralt US, Inc., a
                    -----
Colorado corporation ("Gibralt US") at such place as is designated in writing by the holder of this Note, the aggregate principal sum of Two Million Dollars and no cents ($2,000,000.00) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note. The Maker's obligations under this Note shall be senior to all of Maker's obligations under any of its unsecured indebtedness (or guarantees of indebtedness).

          1.     Payment  of Interest.  Interest shall accrue on the outstanding
                 --------------------
principal amount of this Note at a rate equal to 10%. All accrued interest shall be due and payable on the date on which the final principal amount on this
Note is payable. Interest will accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable until such time as payment therefor is actually delivered to the holder hereof.

          2.     Payment  of  Principal.  The  Maker  shall  repay the principal
                 ----------------------
amount of $2,000,000.00 (or such lesser amount as may then be outstanding), together with all accrued and unpaid interest thereon, to the holder hereof on the earlier of (i) May 29, 1999, or (ii) the date on which the Maker obtains permanent (i.e. repayment or redemption of which is not required within one year) equity (or debt convertible into equity) financing of at least Five Million Dollars ($5,000,000.00) ("Permanent Financing") or (iii) the date on which an Event of Default occurs, as defined in the security Agreement or securities pledge agreement, both dated as of the date hereof, between the Maker, Gibralt US and a third party with respect to the securities pledge agreement (the "Security Agreement" and "Securities Pledge Agreement," respectively). The Maker shall give the holder written notice ten (10) business days prior to consummating such Permanent Financing.

          3.     Prepayments.  The  Maker may, at any time and from time to time
                 -----------
without premium or penalty, prepay all or any portion of the outstanding principal amount of this Note; provided that the Maker simultaneously pays all interest on this Note accrued and unpaid through the date of such prepayment.

          4.     Security.  This Note and any renewals and extensions hereof and
                 --------
any other liabilities and obligations of the Maker to Gibralt US are secured pursuant to the Securities Pledge Agreement and the Security Agreement, as such agreements may be amended, modified or restated from time to time hereafter.

          5.     Option.  Upon  receiving  notice  of  the  Permanent Financing,
                 ------
Gibralt US can elect by delivery of written notice to the Maker to convert all or any portion of the principal or accrued but unpaid interest of this Note into securities issued in connection with a Permanent Financing or an independent equity financing by Gibralt US; it being understood that Gibralt US shall have the right to participate in any such Permanent Financing and shall have the right to purchase each class of securities offered in such Permanent Financing pro rata according to the amount converted by other debt holders.

          6.     Default  Interest  Rate.  If  the  Maker  fails  to  repay  the
                 -----------------------
principal amount, and accrued but unpaid interest thereon, due hereunder in accordance with the terms hereof, in addition to all of Gibralt US's rights and remedies under the Security Agreement, the Securities Pledge Agreement or under applicable law, the interest rate on the Note shall increase immediately by an increment of two (2) percentage points.

          7.     Cancellation.  After  all principal and accrued interest at any
                 ------------
time owed on this Note has been paid in full, this Note shall be surrendered to the Maker for cancellation and shall not be reissued.

          8.     Costs  of  Collection.  In the event the Maker fails to pay any
                 ---------------------
amounts due hereunder when due, the Maker shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

9.     Event  of  Default.  The  occurrence  of any one or more of the following
       ------------------
events will constitute a default by Maker hereunder (hereinafter referred to as an "Event of Default": (i) Maker fails to pay when due any amount payable under this Note or otherwise fails to perform or breaches a covenant in this Note; (ii) any statement, representation, or warranty made by Maker, any guarantor of this Note or any other person directly or indirectly liable for the repayment of this Note (Maker and all such guarantors and other persons are herein collectively called the "Obligors") or on any Obligor's behalf in connection with this Note proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made; (iii) any Obligor is in default under any other agreement to which Lender (or any of its affiliates) and such Obligor are parties or under any other instrument executed by any Obligor in favor of Lender (or any of its affiliates), including without limitation any loan agreement, lease agreement, security agreement, security deed, pledge agreement, assignment, note or guaranty; (iv) any Obligor shall fail to pay when due any other indebtedness for borrowed money owed by it to any other person and such default shall continue beyond any applicable grace period; (v) any Obligor becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors, or an action is brought by any Obligor seeking such person's dissolution or liquidation of such person's assets or seeking the appointment of a trustee, interim, trustee, receiver or other custodian for any of such person's property, or any Obligor commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or arrangement proceeding is instituted by any Obligor for the settlement, readjustment, composition or extension of any of such person's debts upon any terms, or an action or petition is otherwise brought by any Obligor seeking similar relief or alleging that such person is insolvent or unable to pay such person's debts as they mature; (vi) an action is brought against any Obligor seeking such persons' dissolution or liquidation of any of such person's assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of such person's property, and such action is consented to or acquiesced in by any Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against any Obligor and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against any Obligor for the settlement, readjustment, composition or extension of any of such person's debts upon any terms and such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or an action or petition is otherwise brought against any Obligor seeking similar relief or alleging that such person is insolvent, unable to pay his debts as they mature or generally not paying his debts as they become due and such action or petition is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was brought; (vii) any guarantor of this Note terminates or attempts to terminate such guaranty; (viii) any material adverse change occurs in Maker's financial condition or means or ability to pay this Note. Upon the occurrence of an Event of Default, the entire principal amount of this Note, and all accrued interest thereon, shall without notice be due and payable.

           10.      Waivers.  The  Maker,  or  its  successors  and  assigns,
                    -------
hereby waives

diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Maker hereunder. In any action on this Note, the holder hereof need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the holder hereof to be a true and correct copy of this Note.

          11.     Remedies.  All  rights  and  remedies  of  Gibralt US, whether
                  --------
provided for herein or conferred by law, are cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Gibralt US of any or all other rights, powers or remedies.

          12.     Notice.  All  notices,  demands  or other communications to be
                  ------
given or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given if (i) delivered personally to the recipient, (ii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (iii) sent to the recipient by reputable overnight courier services (charges prepaid).


          If  to  Gibralt  US:
          -------------------

          Gibralt  Capital  Corp.
          #2000  -  1177  West  Hastings  Street
          Vancouver,  British  Columbia,  Canada  V6E-2K3

          If  to  Pointe  Communications  Corporation:
                                                     -

          Pointe  Communications  Corporation
          2839  Paces  Ferry  Road,  Suite  500
          Atlanta,  Georgia  30339
          Attn:  Patrick  E.  Delaney
          Fax  No:  (770)  319-2834

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All such notices, request, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the date after such delivery, (ii) if by certified or registered mail, on the seventh business day after the mailing thereof and (iii) if by next-day or overnight mail or delivery, on the day delivered.

          13.     Usury  Laws.  It  is the intention of the Maker and the holder
                  -----------
of this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated or this Note is prepaid, whether by reason of failure of timely payment or an Event of Default as defined in the Security Agreement or Securities Pledge Agreement, voluntary prepayment by the Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

          14.     Governing  Law.  All questions concerning the construction,
                  --------------
validity and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     MAKER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT MAKER MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST MAKER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. MAKER HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST MAKER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT, AND MAKER AND GIBRALT US ALSO EXPRESSLY CONSENT AND SUBMIT TO AND AGREE THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

          IN WITNESS WHEREOF, this Note is executed as of the date first written above.


     POINTE  COMMUNICATIONS
                              CORPORATION

                              By:_________________________

                              Its:_________________________

This Warrant was originally issued on February 2, 1999 and such issuance was not registered under the Securities Act of 1933, as amended, or the securities laws of any state. If reasonably requested by Company counsel, no transfer of this Warrant shall be made except in connection with an opinion from Registered Holder's counsel, reasonably acceptable to counsel for the Company, that such transfer is exempt from federal and state registration.


                        POINTE COMMUNICATIONS CORPORATION

                             STOCK PURCHASE WARRANT
                             ----------------------


Date  of  Issuance:  February  2,  1999     Certificate  No.  W-1

     FOR VALUE RECEIVED, Pointe Communications Corporation, a Nevada corporation (the "Company"), hereby grants to Gibralt US, Inc., a Colorado corporation, or its registered assigns (the "Registered Holder") the right to purchase from the Company 760,000 shares of the Company's Common Stock at a price per share of $1.00 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is being granted to the Registered Holder in connection with and in consideration for the $2 million loan the Registered Holder is making to the Company contemporaneously with the issuance of this Warrant. Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This  Warrant  is  subject  to  the  following  provisions:

     Section  1.  Exercise  of  Warrant.
                  ---------------------

     1A.     Exercise Period; Registration.  The Registered Holder may exercise,
             -----------------------------
in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time until the third anniversary of the Date of Issuance (the "Exercise Period"). The Company agrees that, within thirty (30) days of written demand by Registered Holder, the Company shall file an S-3 registration statement for the Common Stock to be purchased by Registered Holder pursuant to this Warrant, such S-3 registration to be in compliance with the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto, and the Company shall take such steps to maintain the effectiveness of such registration for a period of six months; provided, however, in the case of a good faith determination by the Company that circumstances or market conditions mandate a delay of registration, the Company will be permitted to delay such registration for such time period as the Company reasonably determines as appropriate. Registered Holder shall cooperate with the Company in providing all information necessary for such registration and shall indemnify the Company and its affiliates for any losses, claims, damages or liabilities arising out of or relating to any false or misleading information furnished by Registered Holder for use in connection with such registration. All expenses incurred by the Company in connection with such registration including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required hereby shall be borne by the Registered Holder, and Registered Holder shall pay any and all underwriters', bankers' and brokers' discounts, fees, commissions and stock transfer taxes in connection with such transaction, as well as all fees and disbursements of counsel and other professionals retained by Registered Holder.

     1B.     Exercise  Procedure.
             -------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

     (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

     (b)     this  Warrant;

     (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing
                                                    ----------
the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

     (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange (except for "restricted stock" rules and requirements) upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of autho-rized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

     1C.     Exercise  Agreement.  Upon  any  exercise  of  this  Warrant,  the
             -------------------
Exercise  Agreement  shall  be  substantially in the form set forth in Exhibit I
                                                                       ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     1D.     Fractional  Shares.  If  a  fractional share of Common Stock would,
             ------------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Section 2.  Adjustment of Exercise Price and Number of Shares.  In order to
                 -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section  2.

     2A.     Adjustment  of Exercise Price and Number of Shares upon Issuance of
             -------------------------------------------------------------------
Common  Stock.  If  and whenever the Company issues or sells (except pursuant to
-------------
exercised options, warrants or similar instruments outstanding as of the date hereof), or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such share of Common Stock has been issued or sold or is deemed to have been issued or sold. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2B.     Effect  on  Exercise  Price  of  Certain  Events.  For  purposes of
             ------------------------------------------------
determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

          (i)     Issuance  of  Rights  or  Options.  If  subsequent to the date
                  ---------------------------------
hereof the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

          (ii)     Issuance  of  Convertible  Securities.  If  subsequent to the
                   -------------------------------------
date hereof the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii)     Change  in Option Price or Conversion Rate.  If the purchase
                    ------------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv)     Treatment  of  Expired  Options  and  Unexercised Convertible
                   -------------------------------------------------------------
Securities.  Upon  the  expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (v)     Calculation  of  Consideration Received.  If any Common Stock,
                  ---------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          (vi)     Treasury  Shares.  The  number  of  shares  of  Common  Stock
                   ----------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (vii)     Record  Date.  If  the Company takes a record of the holders
                    ------------
of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2C.     Subdivision  or Combination of Common Stock.  If the Company at any
             -------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2D.     Reorganization,  Reclassification,  Consolidation,  Merger or Sale.
             ------------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by appropriate written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2E.     Certain  Events.  If  any  event occurs of the type contemplated by
             ---------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

     2F.     Notices.
             -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section  3.  Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section  4.  Definitions.  The  following  terms  have  meanings  set forth
                  -----------
below:

     "Common  Stock"  means  the  Company's  Common Stock, .00001 par value, and
      -------------
except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Convertible  Securities"  means  any  stock  or  securities  (directly  or
      -----------------------
indirectly)  convertible  into  or  exchangeable  for  Common  Stock.

     "Market  Price"  means as to any security the average of the closing prices
      -------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

     "Options"  means  any rights or options to subscribe for or purchase Common
      -------
Stock  or  Convertible  Securities.

     "Person"  means  an  individual,  a  partnership,  a  joint  venture,  a
      ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "The  Warrant" means this Warrant and any other warrants exchanged directly
      ------------
or  indirectly  for  all  or  a  portion  of  this  Warrant.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement, dated of even date herewith, between the Company and the Registered Holder.

     Section 5.  No Voting Rights; Limitations of Liability.  This Warrant shall
                 ------------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     Section  6.  Warrant  Transferable.  Subject  to  the  transfer  conditions
                  ---------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
    -----------

     Section 7.  Warrant Exchangeable for Different Denominations.  This Warrant
                 ------------------------------------------------
is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section  8.  Replacement.  Upon receipt of evidence reasonably satisfactory
                  -----------
to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section  9.  Notices.  Except  as  otherwise expressly provided herein, all
                  -------
notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section  10.  Amendment  and  Waiver.  Except as otherwise provided herein,
                   ----------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of the Warrants.

     Section 11.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its Stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Georgia without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia.

     Section  12.  Waivers,  Amendments,  Applicable  Law.  None of the terms or
                   --------------------------------------
provisions of this Stock Purchase Warrant may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Stock Purchase Warrant and all obligations of the Company hereunder shall together with the rights and remedies of Registered Holder hereunder, inure to the benefit of Registered Holder and its successors and assigns. This Stock Purchase Warrant shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Georgia, without giving effect to any applicable principles of conflicts of laws. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THE COMPANY MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE COMPANY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS STOCK PURCHASE
WARRANT.  THE  COMPANY  HEREBY  EXPRESSLY  AGREES,  CONSENTS  AND SUBMITS TO THE
PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE COMPANY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS STOCK PURCHASE WARRANT, AND THE COMPANY ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE, BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                              POINTE  COMMUNICATIONS
CORPORATION


                                   By:

                                   Its:

                                   [CORPORATE  SEAL]

                                   Attest:  ________________________
                                   Title:   ________________________

                                    EXHIBIT I

                               EXERCISE AGREEMENT
                               ------------------

To:     Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                   Signature

                                   Address

                                   EXHIBIT II

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee  Address  No. of Shares
-----------------  -------  -------------






                                   Signature



                                   Witness

                           SECURITIES PLEDGE AGREEMENT
                           ---------------------------


     THIS  PLEDGE  AGREEMENT  is  made  as  of _____________, 1999, between Star
Insurance Company (Cayman) Limited ("Pledgor") and Gibralt US, Inc. ("Gibralt US").

     Pointe Communications Corporation ("Pointe") has entered into a Note and Warrant Purchase Agreement with Gibralt US (the "Purchase Agreement") has issued a promissory note payable to the order of Gibralt US for the sum of $2,000,000 (the "Note"), has issued a Stock Purchase Warrant to Gibralt US (the "Warrant") and has granted a security interest in its assets pursuant to a Security Agreement (the "Security Agreement"), each dated as of the date hereof. Gibralt US and Pledgor are parties to a non-recourse Guaranty Agreement (the "Guaranty"), dated as of the date hereof, pursuant to which Pledgor guaranteed, to the extent of the Pledged Interests only, the Guaranteed Obligations as defined in the Guaranty; it being understood that this Pledge Agreement is meant to secure the Guaranty and is the sole recourse for Gibralt US under the Guaranty. The Pledgor has pledged 2,000,000 shares of Pointe's Common Stock pursuant to this Agreement, together with any and all certificates, instruments, documents or general intangibles which may be now or hereafter issued with respect thereto or which may now or hereafter exist or arise therefrom and all other now existing or hereafter arising rights of Pledgor as the holder of such shares, including, without limitation, any voting rights and rights to and interests in all cash and non-cash dividends on or other distributions with respect to any of the foregoing, including further, without limitation, any and all rights of Pledgor under any shareholder, voting trust, registration rights, sale or other agreement which may now or hereafter exist with respect to any of the foregoing shares (the "Pledged Interests").

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce Gibralt US to extend credit to Pointe and Pledgor and Gibralt US hereby agree as follows:

1.     Pledge.  Pledgor hereby pledges to Gibralt US, and grants to Gibralt US a
       ------
     security interest in, the Pledged Interests as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder and under the Guaranty and the Guaranteed Obligations as defined in the Security Agreement between Gibralt US and Pointe of even date herewith.

          2.     Delivery  of  Pledged  Securities.  Upon  the execution of this
                 ---------------------------------
Pledge Agreement, Pledgor shall deliver to Gibralt US or its agent the certificate(s) representing the Pledged Interests, together with duly executed forms of assignment sufficient to transfer title thereto to Gibralt US. Gibralt US or its agent shall hold such Pledged Interests for itself as a security for the obligations referenced in paragraph 1 above. Pledgor agrees that such care as Gibralt US gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Pledged Interests when it may be in Gibralt US's possession.

          3.     Voting  Rights; Cash Distribution.  Notwithstanding anything to
                 ---------------------------------
the contrary contained herein, during the term of this Pledge Agreement until such time as there exists an Event of Default as defined below, Pledgor shall be entitled to all voting rights with respect to the Pledged Interests, but shall not be entitled to receive any cash distributions paid in respect of the Pledged Interests, which distributions shall be held by Gibralt US as additional security hereunder. Upon the occurrence of and during the continuance of any such Event of Default, Pledgor shall no longer be able to vote the Pledged Interests, such voting rights with respect thereto shall be exercisable by Gibralt US at is option and Gibralt US shall take title to all such cash distributions payable on the Pledged Interests as additional security hereunder. In furtherance of Gibralt US's rights under this Section, the Pledgor shall execute and deliver to Gibralt US, or cause to be executed and delivered to Gibralt US, all such proxies, powers of attorney, and other instruments as Gibralt US may reasonably request for the purpose of enabling Gibralt US to exercise the voting rights which it is entitled to exercise or refrain from exercising pursuant to this Section.

          4.     Other  Distributions,  etc.  If, while this Pledge Agreement is
                 ---------------------------
in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Interests (whether as a distribution in connection with any recapitalization, reorganization or reclassification), Pledgor shall accept such securities or other property on behalf of and for the benefit of Gibralt US as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to Gibralt US together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Interests hereunder.

          5.     Power  of  Attorney.  Pledgor  hereby  agrees that from time to
                 -------------------
time, so long as an Event of Default exists, without presentment, notice or demand, and without affecting or impairing in any way the rights of Gilbralt US with respect to the Pledged Interests, the obligations of Pledgor hereunder or the other Guaranteed Obligations, Gibralt US may, but shall not be obligated to and shall incur no liability to Pledgor or any third party for failing to, take any action which Pledgor is obligated by this Agreement to take, and Pledgor also hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Agreement is in effect) Gibralt US as its attorney-in-fact with full power and authority at any time to take any of the following actions during the existence of any Event of Default hereunder in either Pledgor's or Gibralt US's name (but Gilbralt US shall have no obligation to and shall incur no liability to Pledgor or any third party for failing to exercise any such power or authority): (a) to collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of any of the Pledged Interests; (b) to enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, any of the Pledged Interests; (c) to insure, process, and preserve any of the Pledged Interests or to take any other action which Pledgor is obligated by this Agreement to take; (d) to transfer any of the Pledged Interests to its own or its nominee's name, (e) to make any compromise or settlement, and take any action it deems advisable, with respect to any of the Pledged Interests; (f) to prepare, file and sign Pledgor's name to any proof of claim in bankruptcy (or any similar document) against any account debtor on any of the Pledged Interests; (g) to receive, open and dispose of Pledgor's mail pertaining to any of the Pledged Interests consisting of accounts receivables and notify postal authorities to deliver such mail to such address as Gibralt US may designate;
(h) to indorse Pledgor's name upon any checks or other proceeds of any Pledged Interests and deposit same to any account of Gibralt US; (i) to indorse Pledgor's name on any other document, instrument or other agreement relating to any of the Pledged Interests in connection with a foreclosure or otherwise; (j) to send verifications of accounts receivable to account debtors thereunder; (k) to use the software relating to any Pledged Interests; (l) to make, adjust or enforce claims under any insurance policy relating to any Pledged Interests; (m) to do all other acts and things necessary, in Gibralt US's judgment, to fulfill Pledgor's obligations under this Agreement; and (n) to pay any and all taxes, assessments, charges, encumbrances or liens now or hereafter imposed upon or affecting any of the Pledged Interests. The foregoing power of attorney may be exercised by Gilbralt US in its discretion, in its name or Pledgor's name, and without prior notice to or demand upon Pledgor. Pledgor agrees to reimburse Gibralt US on demand for any sums advanced or expenses incurred by Gibralt US in exercising any of the foregoing rights and powers together with interest accruing thereon daily at the highest rate Pledgor has contracted to pay on any of the Guaranteed Obligations. Pledgor's reimbursement obligations under this Section shall constitute part of the Guaranteed Obligations secured hereunder.

6.     Events  of  Default.  An  event  of default under this Agreement shall be
       -------------------
deemed to exist upon the occurrence of any of the following event (each such event being herein called an "Event of Default"):

(a) Failure of Pointe or Pledgor punctually to make payment of any amount payable, whether principal, interest or otherwise, on any of the Guaranteed Obligations when and as the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, on  demand  or  otherwise.

(b) If any statement, representation, or warranty of Pointe, Pledgor or any guarantor or any other person liable on any of the Guaranteed Obligations (Pointe, Pledgor and all such other persons being herein collectively referred to as the "Obligors") made in this Agreement or in any other document furnished in connection herewith to Gibralt US proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made or deemed made;

(c) Failure of Pledgor punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in this Agreement, which failure is not cured within thirty (30) days of the giving by Gibralt US to Pledgor of written notice of same;

(d) Failure of Pledgor punctually or fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement.

(e) The occurrence of any other default, event of default or an Event of Default under (and after giving effect to any applicable notice and/or cure rights expressly provided in) any other agreement between Gibralt US and any Obligor relating to any of the Guaranteed Obligations;

(f) If any Obligor becomes insolvent as defined in the Uniform Commercial Code as in effect in the State of Georgia or makes an assignment for the benefit of creditors, or if any action is brought by an Obligor seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, conservator or other custodian for any of its property, or if any Obligor commences a voluntary case under the U.S. Bankruptcy Code, or if any reorganization or arrangement proceeding is instituted by any Obligor for the settlement, readjustment, composition or extension of any of its debts upon any terms, or if any action or petition is otherwise brought by any Obligor seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

(g) If any action is brought against any Obligor seeking its dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver, conservator, or other custodian for any of its property, and such action is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or if any proceeding under the U.S. Bankruptcy Code is instituted against any Obligor, and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against any Obligor for the settlement, readjustment, composition or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any action or petition is otherwise brought against any Obligor seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was brought.

(h) If Pledgor or any other guarantor of any of the Guaranteed Obligations terminates or attempts to terminate such guaranty;

(i) If all or any material portion of the Pledged Interests is seized or levied upon or a receiver or other custodian is appointed for it;

(j) If any material adverse change occurs in Pointe's financial condition or means or ability to pay the Guaranteed Obligations; or

(k) The occurrence of any other event as a result of which Gibralt US in good faith believes that the prospect of payment of the Guaranteed Obligations is impaired.

7.     Gilbralt  US's Remedies.  Upon the occurrence and during the continuation
       -----------------------
of any one or more of the foregoing Events of Default, Gibralt US may, at its option, and without notice to or demand on Pledgor and in addition to all rights and remedies available to Gibralt US under any other agreement, at law, in equity, or otherwise, do any one or more of the following:

     (a) Gibralt may declare any or all of the Guaranteed Obligations to be immediately due and payable and foreclose or otherwise enforce Gibralt's security interest in or other lien hereunder on any or all of the Pledged
Interests  in  any  manner  permitted  by law or provided for in this Agreement.

(b) Secured Party may vote all or any of the Pledged Interests (and in connection therewith Pledgor hereby grants to Gibralt US a proxy to vote the Pledged Interests which proxy shall be irrevocable so long as this Agreement is in effect); provided, however, that unless and until an Event of Default has occurred hereunder and Gilbralt US has elected as a result thereof to exercise its voting right and proxy under this subsection, Pledgor shall be entitled to vote the Pledged Interests but no vote may be cast by Pledgor which would violate or be inconsistent with any of the terms of this Agreement or any other agreement between any of the Obligors and Gibralt US relating to the Pledged
Interests  or  the  Guaranteed  Obligations.

(c) Gibralt US may transfer any of the Pledged Interests into its name, notify any account debtor under or other person obligated on any Pledged Interests to make payments thereunder directly to Gibralt US, and otherwise collect or enforce payment of any of the Pledged Interests (but Gilbralt US shall have no obligation to do any of the foregoing).

     (d) Without limiting the foregoing, Gibralt US is authorized to retain, sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Interests on the open market or at any private sale or public auction, on not less than two (2) business days written notice to Pledgor, at such price or prices and upon such terms as Gibralt US may deem advisable. Pledgor shall have no right to redeem the Pledged Interests after any such sale or assignment. At any such sale or auction, Gibralt US may bid for, and become the purchaser of, the whole or any part of the Pledged Interests offered for sale. So long as Pointe is public, Gibralt US shall be able to retain all or any portion of the Pledged Interests the Market Price of which is sufficient to satisfy Pledgor's obligations under the Guaranty. "Market Price" of any security means the average of the closing prices of such security's sales on all securities as changes on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof, determined jointly by Gibralt US and the holder of the Note. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by Gibralt US and the holder of the Note. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by Gibralt US.

(e) Gibralt US may restrict the prospective bidders or purchasers of such Pledged Interests to those persons or entities (if any) who (i) will represent and agree that they are purchasing such Pledged Interests for their own account, for investment, and not with a view to the distribution or sale of any of such Pledged Interests; and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"), or under any similar federal, state or other statute, rule or regulation. Pledgor agrees that disposition of such Pledged Interests pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if such Pledged Interests were sold at public sale, and that Gilbralt US has no obligation to delay the sale of such Pledged Interests for public sale under the Act. Pledgor also agrees that a private sale or sales made under the forgoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that Gilbralt US elects to sell such Pledged Interests, or part of them, in a public sale, Pledgor shall use its best efforts to register and qualify the securities pursuant to federal and state securities laws required by the proposed terms of sale, and all expenses thereof shall be payable by Pledgor, including, but not limited to, all costs of (i) registration or qualification of any such Pledged Interests under the Act or any state "Blue Sky" or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, and (ii) sale of such Pledged Interests, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees and disbursements, costs of printing and other expenses of transfer and sale. If any consent, approval, or authority shall be necessary to effectuate any sale or other disposition of any such Pledged Interests, or any part thereof, Pledgor will execute such applications and other instruments as may be required in connection with securing any such consent, approval, or authorization, and will otherwise use its best efforts to secure the same, all as Gilbralt US may require.

8.     Application  of  Proceeds.   All  monies  and  other proceeds received by
       -------------------------
Gilbralt US upon any collection, sale or other disposition of any Pledged Interests, together with all other monies and other proceeds received by Gilbralt US hereunder, shall be applied as follows:

     First,  to  the  payment of the reasonable costs and expenses of such sale,
     -----
collection or other disposition which may have been incurred by Gibralt US, including without limitation attorneys' fees as provided in Section 10 and all other reasonable expenses, liabilities and advances made or incurred by Gilbralt US in connection therewith;

     Second, to the payment of all other Guaranteed Obligations then due in such
     ------
order  as  Gilbralt  US  may  elect;  and

     Third,  after  payment  in full of all Guaranteed Obligations then due, any
     -----
surplus  then  remaining  from  such  proceeds  shall  be  paid  to  Pledgor.

9.     Indemnity.  Pledgor  hereby  agrees  to  indemnify  Gilbralt  US and hold
       ---------
Gibralt US harmless from and against any claim, liability, loss, damage, expense, suit, action or proceeding which may now or hereafter be suffered or incurred by Gibralt US as a result of Pledgor's failure to observe, perform or discharge Pledgor's duties or obligations hereunder or Gilbralt US's holding or administering this Agreement or any Pledged Interests unless with respect to any of the above Gibralt US is finally determined to have acted with gross negligence or to have engaged in willful misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Gibralt US by any person under any environmental, occupational safety and hazard, or other similar laws, rules or regulations by reason of Pledgor's or any other person's failure to comply with any such laws, rules or regulations. The indemnity obligations of Pledgor under this Section shall constitute a part of the Guaranteed Obligations secured hereunder and shall survive the termination of this Agreement.

          10.     Costs  and Attorneys' Fees.  All costs and expenses (including
                  --------------------------
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Interests hereunder.

          11.     Payment  of  Indebtedness  and  Release  of Pledged Interests.
                  -------------------------------------------------------------
Upon payment in full of the indebtedness evidenced by the Note, Gibralt US shall take all necessary action to release any security interests Gibralt US has with respect to the Pledged Interests together with all forms of assignment to Pledgor.

          12.     No  Other  Liens;  No  Sales or Transfers; Authority.  Pledgor
                  ----------------------------------------------------
hereby represents and warrants that it has good and valid title to all of the Pledged Interests, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Interests or Pledgor's rights or a holder thereof, other than pursuant to this Agreement, or
(ii) sell or otherwise transfer any Pledged Interests or any interest therein. Pledgor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly executed and delivered by Pledgor. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder by Pledgor will not conflict with or result in any violation of or any default under any provision of any governing instrument applicable to Pledgor or any agreement or other instrument to which Pledgor is a party or by which Pledgor or any of its properties are bound, or any decree, order, statute, rule or regulation applicable to Pledgor or its business or properties. This Agreement constitutes a valid and binding obligation of Pledgor, enforceable in accordance with its terms.

          13.     Further  Assurances.  Pledgor agrees that at any time and from
                  -------------------
time to time upon the written request of Gibralt US, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as Gibralt US may reasonably request in order to effect the purposes of this Pledge Agreement.

          14.     Severability.  Any provision of this Pledge Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.     No  Waiver;  Cumulative Remedies.  Gibralt US shall not by any
                  --------------------------------
act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Gibralt US, and then only to the extent therein set forth. A waiver by Gibralt US of any right or remedy hereunder on any one occasion shall not be construed as a bar to any rights or remedies provided by law.

16.     Waivers, Amendments, Applicable Law.  None of the terms or provisions of
        -----------------------------------
this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of Gibralt US hereunder, inure to the benefit of Gibralt US and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Georgia, without giving effect to any applicable principles of conflicts of laws.
PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT PLEDGOR MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST PLEDGOR CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. PLEDGOR HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST PLEDGOR CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT, AND PLEDGOR ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE, BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

     IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.
                                   GIBRALT  US,  INC.

                                   By:__________________________

                                   Its:___________________________

                                        [CORPORATE  SEAL]

                                   STAR  INSURANCE  COMPANY
                                   (CAYMAN)  LIMITED

                                   By:___________________________

                                   Its:___________________________

                                        [CORPORATE  SEAL]

                               SECURITY AGREEMENT
                               ------------------


          THIS SECURITY AGREEMENT is made February 2, 1999, by and between Pointe Communications Corporation (the "Borrower"), a Nevada corporation, and
                                           --------
Gibralt  US,  Inc.,  a  Colorado  corporation  (the  "Secured  Party").
                                                      --------------

          On the date hereof, the Secured Party has loaned $2 million for which the Borrower has issued a note ("Note"). This Note is secured by a third party pledge of shares of Borrower's common stock as well as the security interest granted herein. It was a condition of the Secured Party's $2 million loan that the Borrower enter into this Security Agreement and grant to the Secured Party the security interests described below.

          NOW, THEREFORE, in consideration of the premises herein contained, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Secured Party hereby agree as follows:

     1.     Grant  of  Security  Interest.  As  security  for  the  payment  and
            -----------------------------
performance of the Secured Obligations (as defined in Section 9(g)), the Borrower hereby gives, grants and assigns to the Secured Party a lien and security interest in and against (i) those items described in Exhibit A attached
                                                              ---------
hereto and incorporated herein and (ii) any and all additions and accessions to, and substitutions, replacements and exchanges for, any and all of the foregoing items in each case whether now owned, hereafter acquired and wherever located, and all proceeds thereof (all of the foregoing being hereinafter referred to as the "Collateral"). The Collateral is located as set forth on Exhibit A.
      ----------

     2.     Representations of the Borrower.  The Borrower hereby represents and
            -------------------------------
warrants  as  follows:

               (a) The Borrower is the owner of all of the Collateral and, except to the extent described on the Security Interests Schedule attached hereto, there is no lien or security interest in or against any of such Collateral except the lien of the Secured Party pursuant to this Security Agreement.

               (b) The Borrower presently has in effect, or will have in effect as each item of Collateral is acquired, all insurance required hereunder.

               (c) The Borrower has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Borrower.

               (d)     The  execution  and  delivery  of  this  Agreement,  the
consummation of the transactions contemplated hereby and the performance of its obligations hereunder by the Borrower will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Borrower, or any agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound, or any decree, order, statute, rule or regulation applicable to the Borrower or its business or properties. This Agreement constitutes a valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     3.     Covenants  of  the  Borrower.  The  Borrower covenants and agrees as
            ----------------------------
follows:

               (a) (i) The Borrower shall keep the Collateral hereunder insured for full replacement value against fire, theft, casualty and other loss and extended coverage at all times throughout the term of this Security Agreement and furnish to the Secured Party evidence of such insurance for the full replacement cost of such Collateral. Secured Party shall be named as a loss payee, as its interests may appear, on each such policy of insurance.

                    (ii) The Borrower shall provide and keep in full force and effect, or cause to be provided and kept in full force and effect, during the term of this Security Agreement, for its benefit and for the benefit of the Secured Party, as an additional insured, comprehensive general liability insurance. Such insurance shall include at least the hazards arising from the ownership and possession of the Collateral hereunder and the hazards of any operations being carried on by the Borrower with respect to such Collateral.

                         (iii)     All policies of insurance required under this
Security Agreement shall contain provisions complying with the requirements hereof and shall be issued by a nationally recognized insurance company or companies qualified to write such policies under the laws of the State of Georgia. All insurance as to form, amount, coverage and insurance companies shall be satisfactory to the Secured Party. All policies shall require that no less than thirty (30) days written notice of cancellation will be given to the Secured Party. All costs of insurance shall be borne by the Borrower. Renewal binders, certificates or policies, together with evidence of payment of premiums, shall be deposited with the Secured Party at least fifteen (15) days before the expiration of the prior existing policies. All insurance is required commencing from the date hereof and is to be continued throughout the term of the Security Agreement. The Borrower shall not violate or cause to be violated any of the conditions of the policies of insurance to be maintained hereunder.

               (b) The Borrower shall, at the Borrower's cost and upon request of the Secured Party, furnish to the Secured Party such further information, execute and deliver to the Secured Party such documents showing the Secured Party as having a security interest in the Collateral, and do such other acts and things, all as the Secured Party may at any time reasonably request relating to the perfection or protection of the security interests created by this Security Agreement or for the purpose of carrying out the intent of this Security Agreement. Without limiting the generality of the foregoing, Borrower shall promptly notify Secured Party in writing if the location of any item of Collateral changes and will in a timely manner execute and convey to Secured Party any forms necessary to assure Secured Party's security interest in the Collateral remains at all times, perfected.

          (c) The Borrower agrees to pay promptly when due all taxes, assessments or governmental charges with respect to the Collateral hereunder or operations of the Borrower with respect to such Collateral, in each case before the same become delinquent and before penalties accrue thereon.

               (d) The Borrower will maintain, protect, preserve and repair the Collateral and keep the same in good working order, subject only to normal wear and tear. The Borrower will make the Collateral hereunder available to the Secured Party for its inspection at any time during the term of this Security Agreement.

               (e) Without the Secured Party's prior written consent, the Borrower will not create or permit any other lien on, or security interest in, any portion of the Collateral hereunder other than liens in favor of the Secured Party and other liens referenced herein or on schedules hereto.

               (f) The Borrower shall pay all Secured Obligations when due. Without limiting the foregoing, the Borrower shall immediately and without demand (i) pay all amounts due under the Note when due and (ii) reimburse Secured Party for all amounts incurred and described in the following clause 3(g), incurred by Secured Party in enforcing the Securities Pledge Agreement between Star Insurance Company (Cayman) Limited and Secured Party of even date herewith, or in clauses (ii) and (iii) of the definition of Secured Obligations. Any amounts not so repaid, and all other Secured Obligations not repaid when due (including, to the extent permitted by applicable law, unpaid interest) shall bear interest from the date due until repaid at the rate of interest then applicable under the Note, but in no event greater than the maximum rate permitted by applicable law.

(g) If the Borrower fails to maintain any required insurance or to maintain, protect, preserve and repair the Collateral, or pay the amounts contemplated in preceding clause 3(c), or otherwise perform its obligations hereunder, Secured Party may (but shall have no obligation to) take any and all such actions, and all amounts incurred by Secured Party in doing so shall constitute additional Secured Obligations.

     (h) Borrower agrees that such care as Gilbralt US gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Pledged Interest when it may be in Gibralt US's possession.

     4.     Events  of  Default.  An event of default under this Agreement shall
            -------------------
be deemed to exist upon the occurrence of any of the following event (each such event being herein called an "Event of Default"):

(a) Failure of Borrower punctually to make payment of any amount payable, whether principal, interest or otherwise, on any of the Secured Obligations when and as the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, on demand or otherwise.

(b) If any statement, representation, or warranty of Borrower or any guarantor or other person liable on any of the Secured Obligations (Borrower and all such other persons being herein collectively referred to as the "Obligors") made in this Agreement or in any other document furnished in connection herewith to Secured Party proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made or deemed made;

(c) Failure of Borrower punctually and fully to perform, observe, discharge or comply with any of the covenants set forth this Agreement, which failure is not cured within thirty (30) days of the giving by Secured Party to Borrower of written notice of same;

(d) Failure of Borrower punctually or fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement.

(e) The occurrence of any other default, event of default or an Event of Default under (and after giving effect to any applicable notice and/or cure rights expressly provided in) any other agreement between Secured Party and any Obligor relating to any of the Secured Obligations;

(f) If any Obligor becomes insolvent as defined in the Uniform Commercial Code as in effect in the State of Georgia or makes an assignment for the benefit of creditors, or if any action is brought by an Obligor seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, conservator or other custodian for any of its property, or if any Obligor commences a voluntary case under the U.S. Bankruptcy Code, or if any reorganization or arrangement proceeding is instituted by any Obligor for the settlement, readjustment, composition or extension of any of its debts upon any terms, or if any action or petition is otherwise brought by any Obligor seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

(g) If any action is brought against any Obligor seeking its dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver, conservator, or other custodian for any of its property, and such action is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted, or if any proceeding under the U.S. Bankruptcy Code is instituted against any Obligor, and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any reorganization or arrangement proceeding is instituted against any Obligor for the settlement, readjustment, composition or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any action or petition is otherwise brought against any Obligor seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by such Obligor or is not dismissed within sixty (60) days of the date upon which it was brought.

(h) If any guarantor of any of the Secured Obligations terminates or attempts to terminate such guaranty;

(i) If all or any material portion of the Collateral is seized or levied upon or a receiver or other custodian is appointed for it;

(j) Any material adverse change occurs in Borrower's financial condition or means or ability to pay the Secured Obligations; or

(k) The occurrence of any other event as a result of which Secured Party in good faith believes that the prospect of payment of the Secured Obligations is impaired.

5.     Remedies  on  Default.  Upon  the occurrence of any Event of Default, the
       ---------------------
Secured Party shall have all of the rights and remedies of a secured party under the Georgia Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect. Upon demand of the Secured Party after the occurrence of any Event of Default, the Borrower shall deliver, or cause to be delivered, all Collateral covered hereby to the Secured Party at the Borrower's expense, and upon such demand, the Borrower shall deliver, or cause to be delivered, the Collateral covered hereby to the Secured Party. Any notice which the Secured Party is required to give to the Borrower under the Georgia Uniform Commercial Code of a time and place of any public sale or the time after which any private sale or other intended disposition of Collateral hereunder is to be made shall be deemed to constitute reasonable notice if such notice is mailed by registered or certified mail at least five (5) days prior to such action.

6.     Power  of  Attorney.  Borrower  hereby agrees that from time to time,  so
       -------------------
long as an Event of Default exists, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Borrower hereunder or the other Secured Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Borrower or any third party for failing to, take any action which Borrower is obligated by this Agreement to take, and Borrower also hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Agreement is in effect) Secured Party as its attorney-in-fact with full power and authority at any time to take any of the following actions during the existence of any Event of Default hereunder in either Borrower's or Secured Party's name (but Secured Party shall have no obligation to and shall incur no liability to Borrower or any third party for failing to exercise any such power or authority): (a) to collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of any of the Collateral; (b) to enter into any extension, reorganization, deposit merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, any of the Collateral; (c) to insure, process, and preserve any of the Collateral or to take any other action which Borrower is obligated by this Agreement to take; (d) to transfer any of the Collateral to its own or its nominee's name, (e) to make any compromise or settlement, and take any action it deems advisable, with respect to any of the Collateral; (f) to prepare, file and sign Borrower's name to any proof of claim in bankruptcy (or any similar document) against any account debtor on any of the Collateral; (g) to receive, open and dispose of Borrower's mail pertaining to any of the Collateral consisting of Accounts Receivables and notify postal authorities to deliver such mail to such address as Secured Party may designate; (h) to indorse Borrower's name upon any checks or other proceeds of any Collateral and deposit same to any account of Secured Party; (i) to indorse Borrower's name on any other document, instrument or other agreement relating to any of the Collateral; (j) to send verifications of Accounts Receivable to account debtors thereunder; (k) to use the software relating to any Collateral; (l) to make, adjust or enforce claims under any insurance policy relating to any Collateral; (m) to do all other acts and things necessary, in Secured Party's judgment, to fulfill Borrower's obligations under this Agreement; and (n) to pay any and all taxes, assessments, charges, encumbrances or liens now or hereafter imposed upon or affecting any of the Collateral. The foregoing power of attorney may be exercised by Secured Party in its discretion, in its name or Borrower's name, and without prior notice to or demand upon Borrower. Borrower agrees to reimburse Secured Party on demand for any sums advanced or expenses incurred by Secured Party in exercising any of the foregoing rights and powers together with interest accruing thereon daily at the highest rate Borrower has contracted to pay on any of the Secured Obligations. Borrower's reimbursement obligations under this Section shall constitute part of the Secured Obligations secured hereunder.

7.     Application  of  Proceeds.  (a) All monies and other proceeds received by
       -------------------------
Secured Party upon any collection, sale or other disposition of any Collateral, together with all other monies and other proceeds received by Secured Party hereunder, shall be applied as follows:

     First,  to  the  payment of the reasonable costs and expenses of such sale,
     -----
collection or other disposition which may have been incurred by Secured Party, including without limitation attorneys' fees and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith;

     Second,  to  the  payment of all other Secured Obligations then due in such
     ------
order  as  Secured  Party  may  elect;  and

     Third,  after  payment  in  full  of  all Secured Obligations then due, any
     -----
surplus  then  remaining  from  such  proceeds  shall  be  paid  to  Debtor; and

(a) Borrower shall remain liable to Secured Party for any deficiency owing on the Secured Obligations after the application of the proceeds of the Collateral as provided above.

8.     Indemnity.  Borrower  hereby  agrees  to indemnify Secured Party and hold
       ---------
Secured Party harmless from and against any claim, liability, loss, damage, expense, suit, action or proceeding which may now or hereafter be suffered or incurred by Secured Party as a result of Borrower's failure to observe, perform or discharge Borrower's duties or obligations hereunder or Secured Party's holding or administering this Agreement or any Collateral unless with respect to any of the above Secured Party is finally determined to have acted with gross negligence or to have engaged in willful misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Secured Party by any person under any environmental, occupational safety and hazard, or other similar laws, rules or regulations by reason of Borrower's or any other person's failure to comply with any such laws, rules or regulations. The indemnity obligations of Borrower under this Section shall constitute a part of the Secured Obligations secured hereunder and shall survive the termination of this Agreement.

     9.     Miscellaneous  Provisions.
            -------------------------

               (a) The Secured Party's rights and remedies hereunder are cumulative. Neither the failure nor the delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

               (b) All notices given pursuant to any provision of this Security Agreement shall be in writing and hand delivered, with a receipt being obtained therefor, or sent by United States registered or certified mail, return receipt requested, postage prepaid, at the following address or such other address as to which the parties hereto may be notified in writing from time to time:

          Borrower:

          Pointe  Communications  Corporation
          2839  Paces  Ferry  Road,  Suite  500
          Atlanta,  Georgia  30339
          Attn:  Patrick  E.  Delaney
          Fax  Number
          Confirm  Number  (770)  432-6800




          Copy  to:

          Charles  M.  Cushing,  Jr.
          229  Peachtree  Street  N.E.  Suite  2110
          Atlanta,  Georgia  30303
          Fax  Number  (404)  658-9865
          Confirm  Number  (404)  521-2323

                    and

          Secured  Party:

          Gibralt  US,  Inc.
          #2000  -  1177  West  Hastings  Street
          Vancouver,  British  Columbia,  Canada  V6E-2K3

          Copy  to:

          W.  Craig  Smith
          Kilpatrick  Stockton,  LLP
          1400  First  Union  Bank  Building
          Augusta,  Georgia  30903
          Fax  Number  (706)  722-0219
          Confirm  Number  (706)  724-2622

All such notices shall be deemed to have been given when received (if hand delivered) or two (2) days after deposit in the mails (if mailed).

               (c) All amendments and modifications of this Security Agreement or any schedules hereto must be in writing and signed by the party against whom the same is sought to be enforced.

               (d) If any term or provision of this Security Agreement or the application thereof shall, to any extent, be invalid or unenforceable, the remainder of this Security Agreement, or the application of such term or provision, shall be valid and may be enforced to the fullest extent permitted by law.

               (e) This Security Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, all rights and remedies being governed by such laws.

(f) This Security Agreement secures not only Secured Obligations that are presently outstanding but also Secured Obligations that may arise in the future, and there may be times during the term of this Security Agreement when no Secured Obligations are actually outstanding. Nevertheless, this Security Agreement shall continue in full force and effect until terminated in writing by Borrower and Secured Party.

               (g)     The "Secured Obligations", as defined herein, shall mean,
                            -------------------
collectively, (i) all liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally, whether for the payment of money or for the performance of obligations, and if for the payment of money, whether for principal, interest, fees, expenses or otherwise, and including without limitation interest accruing after the maturity of such principal and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) of Borrower to Secured Party now existing or hereafter arising, including without limitation (but not limited to) those incurred under or in connection with the Note, this Security Agreement, or the Note and Warrant Purchase Agreement or Promissory Note executed by Borrower in favor of Secured Party of even date herewith as all of the foregoing may be amended, modified or supplemented from time to time, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part,
(ii) all costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys' fees and other legal expenses) incurred by Secured Party in the enforcement and collection of any of the liabilities, obligations and indebtedness referred to in clause (i) above, and (iii) all payments and advances made by Secured Party for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to any lien granted pursuant to this Security Agreement or pursuant to any other agreement, instrument or note relating to the Secured Obligations (including, without limitation, advances for taxes, insurance, storage, transportation, repairs and the like).

               (h) Promptly upon satisfaction of the Secured Obligations, Secured Party shall execute and deliver to Borrower such evidence of termination of Secured Party's security interest in the collateral as Borrower may reasonably request.

               (i) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Borrower hereunder shall together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Georgia, without giving effect to any applicable principles of conflicts of laws. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT BORROWER MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST BORROWER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. BORROWER HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST BORROWER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT, AND BORROWER ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE, BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

          IN WITNESS WHEREOF, the Borrower and the Secured Party, intending to be legally bound hereby, have duly executed this Security Agreement under seal and caused it to be dated the day and year first above written.

                                   POINTE  COMMUNICATIONS
                                   CORPORATION

                                   By:__________________________

                                   Title:________________________

                                        [CORPORATE  SEAL]

                                   GIBRALT  US,  INC.


                                   By:__________________________

                                   Title:_________________________



                                        [CORPORATE  SEAL]

                         EXHIBIT A TO SECURITY AGREEMENT
                            DESCRIPTION OF COLLATERAL


          "Collateral"  means  all  personal property wherever located, in which
           ----------
the Borrower now has or hereafter acquires any right or interest (including, without limitation, all Accounts, Chattel Paper, Contract Rights, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Stock Rights, cash, bank accounts, special collateral accounts, "uncertificated securities" and "securities entitlements" and other "investment property" (each as defined in the Code), insurance policies and all books and records (in whatever form or medium), customer lists, credit files, computer files, programs, printouts, source codes, software and other computer materials (and records related to any of the foregoing), and the proceeds (including, without limitation, all "proceeds" as defined in the Code), insurance proceeds, unearned premiums, tax refunds, rents, profits, offspring and products thereof (all of the foregoing is collectively referred to as the "Collateral").

          As used herein the following capitalized terms shall have the following meanings:

          "Accounts"  shall mean all accounts as that term is defined in the UCC
           --------
and all rights of Borrower now existing and hereafter acquired to payment for goods sold or leased or for services rendered which are not evidenced by an Instrument or Chattel Paper, whether or not earned by performance, together with
(i) all security interests or other security held by or granted to Borrower to secure such rights to payment, (ii) all other rights related thereto (including rights of stoppage in transit) and (iii) all rights in any of such sold or leased goods which are returned or repossessed.

          "Chattel  Paper"  shall mean all chattel paper as that term is defined
           --------------
in the UCC and any document or documents which evidence both a monetary obligation and a security interest in, or a lease or consignment of, specific goods; provided that when a transaction is evidenced both by a security agreement or a lease and by an Instrument or series of Instruments, the group of documents taken together constitute Chattel Paper.

          "Contract Rights" shall mean any right to payment under a contract not
           ---------------
yet  earned  by performance and not evidenced by an Instrument or Chattel Paper.

          "Documents"  shall  mean  all documents as that term is defined in the
           ---------
UCC and all documents of title and goods evidenced thereby (including, without limitation, all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods), together with any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of such document and the goods it covers.

          "Equipment"  shall  mean  all equipment as that term is defined in the
           ---------
UCC and all equipment (including, without limitation, all machinery, vehicles, tractors, trailers, office equipment, communications systems, computers, furniture, tools, molds and goods) owned, used or bought for use in Borrower's business whether now owned, used or bought for use or hereafter acquired, used or bought for use and wherever located, together with all accessories, accessions, attachments, parts and appurtenances thereto.

          "Fixtures"  shall mean all fixtures as that term is defined in the UCC
           --------
and all goods which are or are to be attached to real property in such a manner that their removal would cause damage to the real property and which have therefore taken on the character of real property.

          "General  Intangibles" shall mean all general intangibles as that term
           --------------------
is defined in the UCC and all intangible personal property of every kind and nature other than Accounts (including, without limitation, all Contract Rights, other rights to receive payments of money, choses in action, security interests, indemnification claims, judgments, tax refunds and tax refund claims, royalty and product rights, inventions, work in progress, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, permits, licenses, franchises, leasehold interests in real or personal property, rights to receive rentals of real or personal property or payments under letters of credit, insurance proceeds, know-how, trade secrets, other items of Intellectual Property and proprietary rights, goodwill (whether or not associated with any of the foregoing), computer software and guarantee claims).

          "Instruments"  shall  mean all negotiable instruments (as that term is
           -----------
defined  in  the  UCC),  certificated securities (as that term is defined in the
UCC) and any replacements therefor and Stock Rights related thereto, and other writings which evidence rights to the payment of money (whether absolute or contingent) and which are not themselves security agreements or leases and are of a type which in the ordinary course of business are transferred by delivery with any necessary endorsement or assignment (including, without limitation, all checks, drafts, notes, bonds, debentures, government securities, certificates of deposit, letters of credit, preferred and common stocks, options and warrants).

          "Intellectual  Property"  means  all (i) patents, patent applications,
           ----------------------
patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and company and corporate names and registrations and applications for registration thereof, together with the goodwill of the business connected with the use of, and symbolized by, the foregoing of this term, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information),
(vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).
          "Inventory"  shall  mean  all inventory as that term is defined in the
           ---------
UCC and all goods (as that term is defined in the UCC) other than Equipment and Fixtures (including, without limitation, goods in transit, goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work in process and materials used or consumed in the Borrower's business, finished goods, returned or repossessed goods and goods released to the Borrower or to third parties under trust receipts or similar Documents).

          "Proceeds"  shall  mean  all  proceeds (as that term is defined in the
           --------
UCC) and any and all amounts or items of property received when any Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including proceeds of insurance, indemnity, warranty or guarantee paid or payable on or in connection with any Collateral.

          "Receivables"  shall  mean  all  Accounts,  Chattel Paper and Contract
           -----------
Rights  and  all  Instruments  representing  rights  to  receive  payments.

          "Stock  Rights"  shall  mean all "investment property" as that term is
           -------------
defined in the UCC, and including, without limitation, any stock, security (whether certificated or uncertificated) or securities entitlement, any dividend or other distribution and any other right or property which Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any and all shares of stock and other Instruments and certificated or uncertificated securities or securities entitlement, any right to receive or acquire any Instrument and certificated or uncertificated security or securities entitlement and any right to receive earnings, in which Borrower now has or hereafter acquires any right.

          "UCC"  shall  mean  the  Uniform  Commercial  Code as in effect in any
           ---
applicable  jurisdiction.